Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

LICENSE AGREEMENT
THIS LICENSE AGREEMENT (“Agreement”) is made effective as of December 15, 2012 (the “Effective Date”) by and among BODOR LABORATORIES, INC., a Florida corporation, having an office located at 4400 Biscayne Boulevard, Suite 980, Miami, FL 33137 (“BLI”) and NICHOLAS S. BODOR, a Florida resident residing at 10225 Collins Ave., Apt 1002, Bal Harbour, FL, USA 33154 (“Bodor”) (collectively BLI and Bodor are referred to herein as “Licensor”), and BRICKELL BIOTECH, INC., a Delaware corporation having an office located at 2600 Southwest Third Avenue, Suite 950, Miami, Florida 33129, and any Affiliates (collectively, “Licensee”). Licensor and Licensee are each individually referred to herein as a “Party” and collectively referred to as the “Parties.”
BACKGROUND:
WHEREAS, Licensor holds all right, title and interest in and to the intellectual property related to the Licensed Patents and Licensed Know-How; and
WHEREAS, Licensee wishes to obtain a license from Licensor to the Licensed Patents and Licensed Know-How, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the recitals, mutual covenants and promises contained herein, the Parties hereto agree as follows:
ARTICLE I

DEFINITIONS
As used in this Agreement, the following terms shall have the meanings indicated:
1.1    “Affiliate,” with respect to a Party, shall mean any corporation or non-corporate business entity, firm, partnership or other entity, which controls, is controlled by, or is under common control with such Party. For purposes of this definition, “control” shall mean the ownership of at least fifty percent (50%) of the voting stock of such entity or any other comparable equity or ownership interest, or (a) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation, or (b) in the case of a non-corporate business entity, possession, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such entity whether through the ownership or control of voting securities, by contract or otherwise.
1.2    “Commercially Reasonable Efforts” shall mean those efforts normally extended by a pharmaceutical company similarly situated to Licensee to develop and commercialize pharmaceutical products and considering all aspects of the development cycle, including preclinical and clinical results, or lack thereof, regulatory factors, financial factors, marketing factors and standard product planning with respect to comparable or potentially competing products.
1.3    “Field” shall mean the prescription use of the Licensed Product to [***].
1.4    “Gross Sales” shall mean the prices actually charged by Licensee in the sale of a Licensed Product.
1.5    “Inventions” shall mean any patentable discovery, invention, improvement, idea, concept, technique, method, process, formula or technology within the Field.
1.6    “Licensed Know-How” shall mean any and all rights in any information, data, process, method that is necessary or desirable to practice in best mode any invention claimed in the Licensed Patents that has been developed by the Licensor on or prior to the Effective Date.
1.7    “Licensed Patent” shall mean the patent application(s) listed on Exhibit “A” (“Exhibit A”), any patents issuing thereon, and any continuations, continuations-in-part, reissues, re-examinations, extensions and foreign counterparts thereof.
1.8    “Licensed Product” shall mean any product or part thereof, process or service, the development, manufacture, use, import, export, offer for sale or sale of which is covered by, or which cannot be undertaken or completed without infringing, a Valid Claim set forth in any Licensed Patent, and/or which incorporates any Licensed Know-How.
1.9    “Net Sales” [***]
1.10    “Sublicensee” shall mean any non-Affiliate third party to whom Licensee has granted the right to manufacture, distribute, or otherwise market a Licensed Product in accordance with the terms of this Agreement.
1.11    “Territory” shall mean [***].
1.12    “Valid Claim” shall mean a claim of an issued and unexpired patent, including any regulatory or judicial extensions of the patent term, or a claim of a pending patent application, contained in the Licensed Patents, which has not been held un-patentable, invalid or unenforceable by a court or other government agency of competent jurisdiction and has not been admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise.
ARTICLE 2

LICENSE
2.1    Grant.
2.1.1    Exclusive. Licensor hereby grants to Licensee an [***], license under the Licensed Patents and Licensed Know-How in the Field within the Territory to [***] Licensed Product.

2.1.2    Right of Sublicense. Any sublicense granted by Licensee to any Sublicensee shall be subject to a written sublicense agreement that contains terms and conditions that (a) impose obligations that are comparable to the obligations applicable to Licensee under this Agreement including, but not limited to, the audit rights set forth in Section 3.8, (b) are at least as protective of the Licensed Patents, Licensed Know-How and Licensor Confidential Information (as defined in Section 5.1) as the terms contained in this Agreement and (c) include no provisions that would be a violation of any terms and conditions set forth in this Agreement. Without limiting the foregoing, each such sublicense agreement shall provide that Licensor is a third party beneficiary of such sublicense agreement, with the right to enforce the terms thereof in the event that Licensee does not enforce its rights. Licensee shall notify Licensor in writing of the grant of any such sublicense within ten (10) days thereof, which notice shall identify the Sublicensee and shall be accompanied by a copy of the applicable sublicense agreement. The terms of such sublicense agreements, and the identity of all Sublicensees shall be Confidential Information (as defined below) of Licensee. Licensee shall use Commercially Reasonable Efforts to monitor the performance of any Sublicensee under any sublicense granted pursuant to this Section 2.1.2.
2.1.3    No Rights. Licensor shall not be permitted, and shall cause its Affiliates to refrain from the practice of any rights granted to Licensee under this Article 2 in the Field in the Territory during the Term of this Agreement.
2.1.4    Additional Rights. During the Term of this Agreement, Licensor shall not grant to any third party any right or license whatsoever under the Licensed Patents or Licensed Know-How in the Field. Licensor retains the right to grant other licenses outside the Field.
2.1.5    New Inventions. Any new Invention or discovery, whether patentable or not, made solely by Licensee or in combination with any third party, as a result of the exercise of this Agreement, shall be Licensee’s property. The Parties shall reasonably cooperate in any patent application procedures for inventions or discoveries made under this section at Licensee’s expense.
2.1.6    [***].
2.1.7    Limitations. Except as expressly set forth herein, this Agreement does not grant to Licensee any right, title, interest, ownership or license by implication, estoppel or otherwise, to any intellectual property rights of Licensor.
2.2    Obligations of Licensee.
2.2.1    Diligence Events. Licensee shall use [***] at its own cost and expense to develop a Licensed Product, to conduct all development necessary to obtain regulatory approval to market such Licensed Product, and to commercialize such Licensed Product, according to the applicable completion date listed in the table below for the Licensed Product.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.2.2    Development Plan. Licensee will deliver to Licensor an annual updated development plan for the Licensed Product (the “Development Plan”) no later than January 31 of each year during the Term. The purpose of the Development Plan is [***]. The Development Plan will include, at a minimum, the information listed in Exhibit “B” (“Exhibit B”).
2.2.3    Licensee Diligence Default. Where the Licensee fails to [***] the Licensed Product in accordance with the Development Plan and Diligence Events, and fails to diligently undertake actions to remedy any such deficiency, and where mediation has failed to accomplish a satisfactory resolution, the Licensor may consider such failure to be a material breach under this Agreement and shall have the right to terminate this Agreement pursuant to Section 4.2.2.
2.3    Obligations of Licensor.
2.3.1    Information. On or before the Effective Date of this Agreement, Licensor shall provide Licensee with a copy of all tangible materials and information in its possession related to or involving the Licensed Patents. Such information and materials shall generally include but not be limited to all patent correspondence, patent searches, patent files, patent landscaping, inventor disclosures, and patent applications and schedules. Licensor shall provide and make available to Licensee all manufacturing information and data, all formulation information and data, and all clinical and pre-clinical data, including toxicity data, whether submitted or not, as part of any Investigative New Drug Application or New Drug Application filing of Licensor or its sublicensees or Affiliates with respect to a Licensed Product subject to provisions of confidentiality. Such rights shall include the right to reference any of Licensor’s regulatory filings with the FDA or any other governmental agency. Licensor agrees to use its reasonable efforts to identify and make available inventors and any key scientific personnel to discuss research, development and commercialization activities as reasonably required.
2.4    Mutual Party Obligations.
2.4.1    Right of Access to Data. Each Party will make available, at no cost, data and any reports, including but not limited to full study reports, of any non-clinical and/or clinical study in animals or humans, related to the Licensed Patents and Licensed Know-How, on a confidential basis within sixty (60) days of the generation of same, such that: (i) Licensor may share such data with any other party, on a confidential basis, as background information in respect of any other non-competing application outside of the Field and have the right to reference any or all such data, (ii) Licensee may share such data, on a confidential basis, as background information to its Affiliates, financing sources, and potential investors and have the right to reference any or all such data for development of Licensed Product in the Field only, and (iii) Licensee shall utilize such data to ensure full compliance with the regulatory authorities and to inform future development of the Licensed Product, provided neither party shall be required to disclose internally developed information to any competitor without the permission of the developing party.
ARTICLE 3

PAYMENTS AND REPORTS
3.1    Milestone Payments and Clinical Obligations. As consideration for the rights and licenses granted by Licensor to Licensee hereunder, Licensee agrees to pay Licensor the following amounts at the following times:
3.1.1    Milestone Payments. Licensee shall pay to Licensor milestone payments (each, a “Milestone Payment”) as set forth in the following table [***] if and when each Milestone Event is achieved. Licensee shall notify Licensor promptly in writing (but in each case within thirty (30) days) of its achievement of each Milestone Event. Each Milestone Payment (other than Upfront payments) shall be due within sixty (60) days following the achievement of the applicable Milestone Event.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.1.2    Clinical Obligations. Licensee shall [***]. The activities undertaken and the results achieved from all clinical development efforts shall be made available to Licensor on a confidential basis and in a timely manner, subject to Section 2.4.1, including but not limited to the right to reference such information.
3.2    Royalties.
3.2.1    Patent Royalty. Licensee will pay a royalty to Licensor [***] (“Patent Royalty” or collectively, “Patent Royalties”). Except for sales pursuant to [***]. The payment of a Patent Royalty shall commence [***].
3.2.2    Sublicense Royalty. During the term of this Agreement, should Licensee enter into any sublicense with an unaffiliated third party (“Sublicensee”) for the sale of Licensed Products (“Sublicensing Agreement”), the rate for Patent Royalties payable to Licensor shall be in accordance with the following schedule based on the patent royalty rate set forth in the Sublicensing Agreement (the “Sublicensee Patent Royalty Rate”):

[***]	[***]
[***]	[***]
[***]	[***]

3.2.2.1    Sublicense Royalty Examples. For the avoidance of doubt: [***].
3.2.3    No Duplication of Royalties. The Royalty on Net Sales of Licensed Products shall be [***] upon a [***] to any [***].
3.3    Sublicense Fee. In addition and not in lieu of the fees set forth in Section 3.1, Licensee shall pay Licensor the sum of [***].
3.4    Timing of Royalty Payments. The Patent Royalty will be payable commencing [***].
3.5    Royalty Reports and Payments. After [***] by Licensee or Sublicensees of a Licensed Product for which a Patent Royalty is payable under this Article 3, Licensee shall make quarterly written reports to Licensor within forty-five (45) days after the end of each calendar quarter, stating in each such report the number, description, Gross Sales, and itemized Net Sales of such Licensed Product sold during the calendar quarter. Simultaneously with the delivery of each such report, Licensee shall pay to Licensor the Patent Royalty, if any, due to Licensor for the period of such report. If no Patent Royalty is due, Licensee shall so report. Such reports shall be Confidential Information of Licensee subject to Article 5, herein. [***] payable with respect to the amount of [***].
3.6    Currency Conversion. Where any currency conversion is to be made in connection with the calculation of any amounts hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the period to which such calculation pertains.
3.7    Interest. In addition to any other rights and remedies of Licensor under this Agreement, any amounts owed to Licensor under this Agreement shall, if not paid when due, accrue interest at a rate that is the lesser of [***].
3.8    Audits. Licensee shall maintain, and shall cause its Sublicensees to maintain, complete and accurate books and records relating solely to Net Sales of the Licensed Product and any amounts payable to Licensor under this Agreement, which records shall contain sufficient information to permit Licensor to confirm the accuracy of any reports delivered to Licensor hereunder. The relevant party shall retain such records for at least eighteen (18) months following the end of the calendar year to which they pertain, during which time Licensor, or Licensor’s appointed agents, shall have the right, at Licensor’s expense, through an independent certified public accountant selected by Licensor (“Licensor’s CPA”), to inspect, copy, and audit such records during normal business hours to verify any reports and payments made. Licensor shall have the right to inspect Licensee’s books and records as needed in Licensor’s reasonable discretion. In the event that any audit performed under this Section 3.8 reveals [***], Licensee shall bear the full cost of such audit and shall remit any amounts due to Licensor within sixty (60) days of receiving notice thereof from Licensor. In the event that any audit performed under this Section 3.8 reveals an [***], Licensor shall return the [***] to Licensee within sixty (60) days of receiving the audit report or credit Licensee in an amount of [***]. If Licensee disputes the findings of the Licensor’s CPA, then within thirty (30) days after receipt by Licensee of Licensor’s CPA’s report, Licensee shall designate an independent certified public accountant (“Licensee’s CPA”) to work with the Licensor’s CPA in a commercially reasonable manner in an attempt to resolve the disputed findings. If the Licensor’s CPA and the Licensee’s CPA are unable to resolve the differences, the Licensor’s CPA and the Licensee’s CPA will agree upon an independent third-party CPA (The “Independent Third-Party CPA”) and the Independent Third-Party CPA shall review and inspect the identical books, records, and other documents reviewed by the Licensor’s CPA and the Licensee’s CPA and issue an independent report pertaining thereto (the “Independent Third-Party Report”). The Independent Third-Party Report shall be binding upon both parties. If the Independent Third-Party Report reflects an [***] then being reviewed, the reasonable and necessary fees and expenses of the Licensor’s CPA and the Independent Third-Party’s CPA shall be paid by the Licensee. Otherwise, the fees and expenses of the Licensee’s CPA and the Independent Third-Party CPA shall be paid by the Licensor.
ARTICLE 4

TERM AND TERMINATION
4.1    Term. The term of this Agreement shall commence on the Effective Date, and shall continue in full force and effect until either (i) termination by either Party in accordance with Section 4.2 or (ii) upon the last to occur of [***].
4.2    Termination for Cause.
4.2.1    By Licensee. Licensee may terminate this Agreement for Cause. For purposes of this paragraph, “Cause” shall mean any material breach of any material provision of this Agreement by Licensor that is not cured within sixty (60) days after receipt by Licensor of written notice thereof from Licensee or, in the event that cure is not possible within such sixty (60) day period, Licensor shall have taken reasonable steps to ensure that the breach is cured as soon as reasonably possible.
4.2.2    By Licensor. Licensor may terminate this Agreement (i) for Cause or (ii) immediately upon written notice to Licensee if Licensee or any Sublicensee brings a patent challenge against Licensor, or assists others in bringing a patent challenge against Licensor (except as required under a court order or subpoena). For purposes of this paragraph, “Cause” shall mean any material breach of any material provision of this Agreement by Licensee that is not cured within sixty (60) days after receipt by Licensee of written notice thereof from Licensor or, in the event that cure is not possible within such sixty (60) day period, Licensee shall have taken reasonable steps to ensure that the breach is cured as soon as reasonably possible; provided, however, that if the material breach is non-payment to Licensor of amounts due, then Licensee shall have sixty (60) days to cure, except in circumstances where there is a good faith dispute between the Parties as to sums due and owing and the Parties are engaged in a dispute resolution process to determine the legitimacy of any demand for sums due and any undisputed amounts are paid in full.

4.2.3    Termination for Insolvency of Bankruptcy. Either Party may, by written notice, terminate this Agreement with immediate effect if the other Party: (i) makes a general assignment for the benefit of creditors; (ii) files an insolvency petition in bankruptcy; (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors under the laws of any jurisdiction; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv), and such proceeding or actions remains =dismissed or =stayed for a period of more than ninety (90) days.
4.2.4    Termination Without Cause. Licensee may terminate this Agreement without cause, upon providing sixty (60) days written notice to Licensor by certified mail.
4.3    Effect of Termination.
4.3.1    Expiration. Upon any expiration of this Agreement pursuant to Section 4.1(i) or (ii) hereof, the license granted to Licensee under Article 2 shall survive such termination but shall convert to non-exclusive, fully paid up, irrevocable and perpetual license.
4.3.2    Termination by Licensee pursuant to Section 4.2.1. Upon termination of this Agreement by Licensee pursuant to Section 4.2.1, Licensee’s license rights in Article 2 shall survive such termination and remain in full force and effect; provided that Licensee fulfills its payment obligations and other obligations under Article 3. The foregoing shall be in addition to any other rights of Licensee against Licensor pursuant to this Agreement or applicable law.
4.3.3    Termination by Licensor pursuant to Section 4.2.2. Upon termination of this Agreement by Licensor pursuant to Section 4.2.2, (i) Licensee’s license rights under the Licensed Patents and Licensed Know-How and all other rights of Licensee hereunder shall terminate. The foregoing shall be in addition to any other rights of Licensor against Licensee pursuant to this Agreement or applicable law and (ii) Licensee shall promptly return to Licensor all Licensor Confidential Information, and all other documentation in the possession of Licensee relating to the Licensed Products, including, without limitation, all studies, data, protocols, materials, results and regulatory filings.
4.3.4    Termination by Licensee pursuant to Section 4.2.4. Upon termination of this Agreement by Licensee pursuant to Section 4.2.4, Licensee’s license rights under the Licensed Patents and Licensed Know-How and all other rights of Licensee hereunder shall terminate. Licensee shall promptly return to Licensor all Licensor Confidential Information, and all other documentation in the possession of Licensee relating to the Licensed Products, including, without limitation, all studies, results and regulatory filings.
4.3.5    Remedies. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

4.4    Survival. Article 1, Section 3.5 and Articles 4, 5 and 7 through 10, shall survive expiration or termination of this Agreement for any reason.
ARTICLE 5

CONFIDENTIALITY
5.1    Confidential Information. Except as expressly provided in this Agreement, neither Party shall use, other than a Permitted Use, as defined below, or disclose to any third party, any confidential, proprietary or trade secret information (the “Confidential Information”) received from the other Party hereto, during the term of this Agreement and for five (5) years thereafter.
5.2    Limitations. Notwithstanding Section 5.1 above, Confidential Information shall not include any of the following information which the receiving Party can demonstrate by competent evidence: (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure, as evidenced by the receiving Party’s written records; (ii) was generally available to the public or otherwise part of the public domain at the time of disclosure to the receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (iv) was independently developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party, as evidenced by the receiving Party’s written records; or (v) was subsequently disclosed to the receiving Party by a person without breach of any legal obligation to the disclosing Party.
5.2.1    Permitted Disclosures. In addition, either Party may disclose Confidential Information of the other (i) to their legal representatives, employees and Affiliates, and legal representatives and employees of Affiliates, consultants and Sublicensees, to the extent such disclosure is reasonably necessary to achieve the purposes of this Agreement, and provided such representatives, employees, consultants and Sublicensees have agreed in writing to obligations of confidentiality with respect to such information no less stringent than those set forth herein; (ii) in connection with the filing and prosecution of the Licensed Patents; (iii) to a potential Sublicensee or as reasonably required in the course of a contemplated public offering or private financing provided that the receiving person shall have agreed in writing to obligations of confidentiality with respect to such information no less stringent than those set forth herein; or (iv) if disclosure is compelled to be disclosed by a court order or applicable law or regulation, provided that the Party compelled to make such disclosure requests confidential treatment of such information, provides the other Party with sufficient advance notice of the compelled disclosure to provide adequate time to seek a protective order and discloses only the minimum necessary to comply with the requirement to disclose.
5.2.2    Permitted Use. The Confidential Information may only be used to develop, market, and sell Licensed Products (each, a “Permitted Use” and, collectively, the “Permitted Uses”).
5.3    Non-Disclosure. The terms of this Agreement shall not be publicly disclosed by Licensee or Licensor to any third party unless both Parties expressly agree in writing. However,

this restriction shall not apply to communications required by law or regulation, except that in such event the Parties shall coordinate to the extent possible with respect to the details of any such announcement. This restriction shall not apply to disclosures of the terms of this Agreement made to officers, directors, shareholders, employees, investment bankers, attorneys and other professional advisors, consultants, prospective investors and/or strategic partners of either Party, all of whom shall take such information subject to provisions of confidentiality consistent herewith. Once a particular public disclosure has been approved with respect to a particular third party, further disclosures to such third party which do not differ materially therefrom may be made without obtaining any further consent of the other Party.
ARTICLE 6

PATENT RIGHTS AND RESPONSIBILITIES
6.1    Patent Prosecution and Maintenance. Licensor shall have the initial right and obligation [***]. Licensor shall consider, to the extent possible, any comments made by Licensee and its counsel in connection therewith, and shall [***] unless such comments would adversely affect the reasonable interests of Licensor. If Licensor intends to [***].
6.2    Patenting Costs. Subsequent to the Effective Date of the License Agreement, Licensee shall be responsible for payment of [***] which shall include but not be limited to issuance fees, grant fees, maintenance fees and [***].
6.3    Ongoing External Patenting Costs. For any Patenting Costs [***] (either orally or in writing, including via email) of all material actions necessary for the filing, prosecution, issuance and maintenance of such Licensed Patents, together with an estimate of Patenting Costs for same. [***]. Payments directly to [***] are made with the understanding that such payments [***]. Time is of the essence with respect to such payments.
6.4    Infringement.
6.4.1    Disclosure. In the event that either Licensor or Licensee becomes aware of the infringement of any Licensed Patents, each shall promptly inform the other in writing of all details available.
6.4.2    Licensee Rights. In the event of infringement by a third party of any Licensed Patents, Licensee may enforce the Licensed Patents against the infringers by appropriate legal proceedings or otherwise. Licensor agrees to join in any enforcement proceedings at the request of Licensee, and at Licensee’s expense. Licensee shall be responsible for all costs and expenses of any enforcement activities, including legal proceedings, against infringers in which Licensee participates. Licensor may at their own expense be represented by their counsel in any such legal proceedings acting in an advisory but not controlling capacity.
6.4.3    Allocation. After deduction of the costs and expenses of enforcement for which Licensee is responsible under Section 6.4.2, all recoveries by way of royalties and damages with respect to infringement actions instituted during the terms of this Agreement, excluding any prosecuted by Licensor under Section 6.4.4, shall belong to Licensee and shall be considered Net Sales under this Agreement, giving rise to royalty obligations under Article 3.
6.4.4    Licensor Rights. In the event of infringement by a third party of any Licensed Patents which Licensor wishes to prosecute, Licensor shall first make a written request or demand that Licensee proceed with such prosecution. In the event that Licensee fails or declines to proceed within thirty days after receipt of a written request or demand by Licensor to do so, then Licensor in their own discretion, may prosecute the infringer in the name of Licensor and Licensee. Any actions by Licensor pursuant to this clause shall be at their own expense. Licensor may collect and retain for their use any and all recoveries in any proceeding pursuant to their rights under this clause. Recoveries collected and retained by Licensor under this Section 6.4.4 shall not be considered Net Sales or give rise to royalty obligations under Article 3. Licensee will execute any documents necessary for Licensor to exercise their rights under this clause.
6.5    Default Rights. Licensee shall have the right but not the obligation to intercede in the event Licensor defaults in its obligations or materially fails to take timely steps to manage and protect the Licensed Patents in a commercially reasonable manner to ensure the preservation and uninterrupted use of the entirety of the license rights granted hereunder.
ARTICLE 7

INDEMNIFICATION
7.1    By Licensee. Licensee agrees to indemnify, hold harmless, and defend Licensor and its Affiliates, officers, directors, partners, employees, and agents (each, “Licensor Indemnitee”), from and against any and all losses, damages, costs, fees, expenses (including attorneys’ fees), fines, penalties and other liabilities resulting from, arising out of, or related to, (i) any product, process, or service that is made, used, sold, imported or performed by Licensee (or its Sublicensees, agents, contractors, distributors, consultants or employees) in the exercise of the license rights granted herein or otherwise in connection with the Licensed Patents or Licensed Know-How and (ii) any material breach of any of its representations, warranties, covenants or agreements under this Agreement; provided, however, that Licensee shall not be liable for any negligence or intentional wrongdoing on the part of any Licensor Indemnitee.
7.2    By Licensor. The Licensor agrees to indemnify, hold harmless, and defend Licensee and its Affiliates, officers, directors, partners, employees, and agents (each, “Licensee Indemnitee”), from and against any and all losses, and other liabilities resulting from, arising out of, or related to, any product, process, or service that was made, used, sold, imported or performed by Licensor (or its Sublicensees, agents, contractors, distributors, consultants, or employees) in connection with the Licensed Patents or Licensed Know-How occurring prior to the Effective Date of this Agreement.
7.3    Procedure. All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification: (i) promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent that the indemnifying party is prejudiced by such failure; (ii) cooperating with the indemnifying party in the defense of any such claim or liability (at the indemnifying party’s expense); and (iii) not compromising or settling any claim or liability without prior written consent of the indemnifying party. Except with the written consent of each indemnitee, no indemnitor shall enter into any settlement that does not include the unconditional release of each indemnitee from all liability with respect to indemnified claims.
7.4    Insurance. Prior to the first commercial sale of any Licensed Product, Licensee will procure and maintain at its expense comprehensive general liability insurance with a reputable insurer in the amount of not less than [***]. Such comprehensive general liability insurance shall [***]. Licensee will maintain such insurance during the period that any Licensed Product is being distributed, sold or provided by Licensee. Licensee will provide Licensor with written evidence of such insurance upon request of Licensor, and will provide Licensor with written notice at least thirty (30) days prior to any cancellation, non-renewal, reduction or other material change in such insurance.
ARTICLE 8

REPRESENTATIONS AND WARRANTIES
8.1    Licensor. Licensor represents and warrants that: (i) it is a corporation duly organized validly existing and in good standing under the laws of the State of Florida; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of Licensor; (iii) Licensor is the sole and exclusive owner of all right, title and interest in and to the Licensed Patents; (iv) none of the Licensed Patents has been legally declared invalid or is the subject of a pending or threatened action or proceeding for opposition or cancellation, or any reexamination, opposition or interference proceeding, or any form of proceeding for a declaration of invalidity, or other proceeding or action to invalidate, render unenforceable, limit in scope, or otherwise limit any Licensor’s rights in the Licensed Patents; (v) Licensor has the right to grant the rights and licenses granted herein; (vi) it has not previously granted, and will not grant during the Term of this Agreement, any right, license or interest in or to the Licensed Know-How or Licensed Patents or any portion thereof in the Field, inconsistent with the license granted to Licensee herein; and (vii) the list of patents and patent applications in Exhibit A is a complete and accurate list of all patents and patent applications owned or controlled by Licensor as of the Effective Date that relate to the Field.
8.2    Licensee. Licensee represents and warrants that: (i) it is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Licensee.
8.3    Warranty Exclusions. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 8, NO PARTY MAKES ANY OTHER EXPRESS OR IMPLIED WARRANTY AS TO THE LICENSED KNOW-HOW, LICENSED PATENTS OR THE LICENSED PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF TITLE, NON-

INFRINGEMENT, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS THE SAME.
ARTICLE 9

DISPUTE RESOLUTION
9.1    Mediation. Excluding emergency actions for injunctive relief contemplated by Section 9.4, in the event of any dispute, a complaining party shall promptly communicate the circumstances of any disagreement in writing with sufficient facts to enable the responding party to understand and react to the complaint. The respondent shall then promptly act in good faith to engage in direct written and oral communications with the complainant including, as required, one or more executive officers of each Party to negotiate a formal resolution to any dispute. Should such dispute not be remedied to the satisfaction of the complainant within thirty (30) days of such communication, the Parties hereby agree to undertake mediation at a shared cost for a period of no less than thirty (30) days in an effort to resolve such issue without formal legal action as set forth in Section 9.2.
9.2    Disputes. Subject to Sections 9.1 and 9.4, should mediation be unsuccessful, the Parties agree that all disputes, controversies or differences which may arise between them or for the breach of any of the terms hereof shall be referred to and settled by arbitration in accordance with the Rules of the American Arbitration Association (“Rules”) as currently in force by one or more arbitrators appointed under such Rules. Such arbitration hereunder shall be conducted in the English language and shall be held in Miami-Dade County, Florida. The determination of the arbitration shall be final, binding and conclusive upon the Parties hereto. Notwithstanding anything herein to the contrary, the relevant cure periods for breach under this Agreement shall be suspended while either Party pursues resolution to a dispute through arbitration.
9.3    Prevailing Party. The substantially prevailing Party shall be entitled to reimbursement of reasonable fees and costs, including attorneys’ fees.
9.4    Injunctive Relief. Notwithstanding anything to the contrary contained in this Article 9, either Party may seek a preliminary injunction or other provisional equitable relief in a court of competent jurisdiction if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.
ARTICLE 10

GENERAL
10.1    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflicts of laws.
10.2    Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the other for any purpose as a result of this Agreement or the transactions contemplated thereby.

10.3    Assignment. This Agreement shall not be assignable or transferable, by operation of law or otherwise, by either Party without the other Party’s written consent, which shall not be unreasonably withheld, except that either Party or its permitted assignees may assign this Agreement (i) in whole or in part to an Affiliate of the assigning Party provided that the assigning Party agrees in writing to remain liable for the Affiliate’s performance of its obligations under this Agreement; or (ii) in whole to an independent third party who acquires all or substantially all of the assets of the assigning Party or the assets of the business of the assigning Party to which this Agreement relates; provided that in each case the assignee agrees in writing to assume the assigning Party’s obligations under this Agreement. Any attempt to assign or transfer this Agreement or any portion thereof in violation of this Section 10.3 shall be void. For the avoidance of doubt, in addition to the above, Licensor shall be permitted to transfer ownership of one or more of the Licensed Patents provided that the new owner becomes a party to this Agreement and added to the definition of Licensor. Upon such transfer, the transferring party shall no longer be a party to this Agreement and shall be automatically released from any and all obligations under this Agreement with no further action required.
10.4    Right to Independently Develop. Nothing in this Agreement will impair Licensee’s right to independently acquire, license, develop for itself, or have others develop for it, intellectual property and technology performing similar functions as the Licensed Know-How or Licensed Patents or to market and distribute products based on such other intellectual property and technology, provided that the Licensee is in compliance with the obligations set forth in Article 5.
10.5    Notices. Any required notices hereunder shall be given in writing by certified mail or overnight express delivery service at the address of each Party set forth in the recitals, or to such other address as either Party may indicate on its behalf by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.
10.6    Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and the non-performing Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.
10.7    Compliance with Laws. Each Party shall furnish to the other Party any information reasonably related to the subject matter of this Agreement requested or required by that Party during the term of this Agreement or any extensions hereof to enable that Party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.
10.8    Limitation Of Liability. EXCEPT AS PROVIDED UNDER ARTICLE 7, OR IN THE EVENT OF A BREACH UNDER ARTICLE 5, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT

DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.
10.9    Further Assurances. At any time or from time to time on and after the date of this Agreement, Licensor shall at the reasonable written request of Licensee (i) deliver to Licensee such records, data or other documents consistent with the provisions of this Agreement, (ii) execute and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as Licensee may reasonably deem necessary or desirable in order for Licensee to obtain the full benefits of this Agreement and the transactions contemplated hereby.
10.10    Severability. In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.
10.11    Waiver. The failure of a Party to enforce any provision of the Agreement shall not be construed to be a waiver of the right of such Party to thereafter enforce that provision or any other provision.
10.12    Entire Agreement and Amendments. This Agreement sets forth the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relating thereto. This Agreement may not be altered, amended or modified in any way except by a writing signed by both Parties. Future amendments shall be made in substantially the same form as indicated in Exhibit 2 of this Agreement.
10.13    Counterparts. This Agreement may be executed in two counterparts which may be delivered by fax or email, each of which shall be deemed an original and which together shall constitute one instrument. Upon request, each party shall provide an original signature to the other party.
Signature page follows

IN WITNESS WHEREOF, Licensor and Licensee have executed this License Agreement by their respective duly authorized representatives.

BODOR LABORATORIES, INC.

By: /s/ Erik T. Bodor

Date: December 17th, 2012

By: /s/ Nicholas Bodor
Nicholas Bodor, Individually

BRICKELL BIOTECH, INC.

By: /s/ Andrew Sklawer
Andrew Sklawer, Vice President

Date: December 15, 2012

EXHIBIT A
List of Patents and Patent Applications
[***]

EXHIBIT B
Annual Development Plan for Brickell Biotech, Inc.
[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO
LICENSE AGREEMENT
THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (“Amendment No. 1”) is made effective October 21, 2013 (the “Effective Date”) by and among BODOR LABORATORIES, INC., a Florida corporation, having an office located at 4400 Biscayne Boulevard, Suite 980, Miami, FL 33137 (“BLI”) and NICHOLAS S. BODOR, a Florida resident residing at 10225 Collins Ave., Apt 1002, Bal Harbour, FL, USA 33154 (“Bodor”) (collectively BLI and Bodor are referred to herein as “Licensor”), and BRICKELL BIOTECH, INC., a Delaware corporation having an office located at 2600 Southwest Third Avenue, Suite 350, Miami, Florida 33129, and any Affiliates (collectively, “Licensee”).
WITNESSETH:
WHEREAS, Licensor and Licensee entered into an exclusive license agreement dated December 15, 2012 (the “License Agreement”); and
WHEREAS, Licensee and Licensor desire to amend Exhibit A of the License Agreement to [***].
NOW, THEREFORE, Licensee and Licensor, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

1.	Amendments. The License Agreement is hereby amended as follows:

a.
Exhibit A of the License Agreement. Exhibit A is hereby amended and restated in its entirety as set forth in the revised “Exhibit A” attached hereto and made part of this Amendment No. 1 as Attachment A.

2.	Capitalized Terms. Capitalized terms herein shall, unless otherwise provided for in this Amendment No. 1 have the same meaning as set forth in the License Agreement.

3.
Term and Termination. This Amendment No. 1 shall be effective and shall run concurrently with the License Agreement. In the event that the License Agreement shall be terminated for any reason, this Amendment No. 1 shall also be terminated.

4.
Counterparts. This Amendment No. 1 may be executed in any number of counterparts, with the same effect as if all had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

1

5.
Full Force and Effect. Except as specifically set forth herein, all other terms and provisions of the License Agreement shall remain in full force and effect. In the event of a conflict between this Amendment No. 1 and the License Agreement, this Amendment No. 1 shall govern.

2

IN WITNESS WHEREOF, the Parties hereto executed this Amendment No. 1 to the License Agreement as of the Effective Date.

BODOR LABORATORIES, INC.

By: /s/ Erik T. Bodor

Its: VP Research and CFO

Date: October 29, 2013

By: /s/ Nicholas Bodor
Nicholas Bodor, Individually

Date: October 29, 2013

BRICKELL BIOTECH, INC.

By: /s/ Andrew Sklawer
Andrew Sklawer, Vice President

Date: October 29, 2013

3

ATTACHMENT A
List of Patents and Patent Applications
[***]

4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO
LICENSE AGREEMENT
THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT (“Amendment No. 2”) is made effective [March 31], 2015 (the “Effective Date”) by and among BODOR LABORATORIES, INC., a Florida corporation, having an office located at 4400 Biscayne Boulevard, Suite 980, Miami, FL 33137 (“BLI”) and NICHOLAS S. BODOR, a Florida resident residing at 10225 Collins Ave., Apt 1002, Bal Harbour, FL, USA 33154 (“Bodor”) (collectively BLI and Bodor are referred to herein as “Licensor”). and BRICKELL BIOTECH, INC., a Delaware corporation having an office located at 2600 Southwest Third Avenue, Suite 350, Miami, Florida 33129, and any Affiliates (collectively, “Licensee”).
WITNESSETH:
WHEREAS, Licensor and Licensee entered into an exclusive license agreement dated December 15, 2012 as amended by Amendment No. 1 to License Agreement, effective as of October 21, 2013 (the “License Agreement”); and
WHEREAS, Licensee and Licensor desire to make certain amendments to the License Agreement.
NOW, THEREFORE, Licensee and Licensor, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

1.	Addition of Defined Term. The following shall be added immediately after Section 1.1 of the License Agreement as a new Section 1.2 (and the remaining defined terms shall be renumbered accordingly):
1.2 “Asia” shall mean Japan, China (including Hong Kong), South Korea, Taiwan, Malaysia, Cambodia, Singapore, Thailand, Indonesia and Vietnam.
2.    Amendment to Section [***] of the License Agreement. [***]:

2.2.1 Diligence Events. Licensee shall use [***] at its own cost and expense to [***].
.

1

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.	Amendment to Section 3.2.2 of the License Agreement. Section 3.2.2 of the License Agreement is hereby amended and restated as follows:
3.2.2 [***]:

3.2.2.1 [***]:

[***]	[***]
[***]	[***]
[***]	[***]

[***].

3.2.2.2 [***].

4.	Amendment to Exhibit A of the License Agreement. Exhibit A of the License Agreement is hereby amended and restated as set forth on Attachment A.

5.	Capitalized Terms. Capitalized terms herein shall, unless otherwise provided for in this Amendment No. 2 have the same meaning as set forth in the License Agreement.

6.
Term and Termination. This Amendment No. 2 shall be effective and shall run concurrently with the License Agreement. In the event that the License Agreement shall be terminated for any reason, this Amendment No. 2 shall also be terminated.

7.
Counterparts. This Amendment No. 2 may be executed in any number of counterparts, with the same effect as if all had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

8.
Full Force and Effect. Except as specifically set forth herein, all other terms and provisions of the License Agreement shall remain in full force and effect. In the event of a conflict between this Amendment No. 2 and the License Agreement, this Amendment No. 2 shall govern.

2

IN WITNESS WHEREOF, the Parties hereto executed this Amendment No. 2 to the License Agreement as of the Effective Date.

BODOR LABORATORIES, INC.
By: /s/ Erik T. Bodor

Its: CFO

By: /s/ Nicholas Bodor
Nicholas Bodor, Individually

BRICKELL BIOTECH, INC.

By: /s/ Andrew Sklawer
Andrew Sklawer, Vice President

3

ATTACHMENT A
List of Patents and Patent Applications
[***]

4